UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 29, 1999
                                                           -------------

                          Commission file number 1-5270


                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                   11-1817252
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    (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                   Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
                         -------------------------------
                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)




                                       N/A
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          (Former name or former address, if changed since last report)

Item 4.   Change in Registrant's Certifying Accountant
          --------------------------------------------

                  On June 29, 1999, SoftNet Systems, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants and engaged KPMG LLP as its independent accountants, effective immediately. The decision to change independent accountants was approved by the Registrant's Board of Directors on June 10, 1999. In connection with its audits for the two most recent fiscal years and through June 29, 1999, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreements in their report on the financial statements for such years. PWC's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  The Registrant has provided PWC with a copy of this disclosure and has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the above statements. A copy of such letter to the SEC, dated July 6, 1999, is filed as
Exhibit 16.1 to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

                (c)     Exhibits.  The following documents are filed as exhibits
                                   to this report:

                        1. Exhibit 16.1 - Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission re: change in the Registrant's certifying accountant dated July 6, 1999.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SoftNet Systems, Inc.
                                      ------------------------------------
                                               (Registrant)

Date:  July 7, 1999                   By:    /s/ Douglas S. Sinclair
                                          --------------------------------
                                               Douglas S. Sinclair
                                               Chief Financial Officer

                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K


             Exhibit No.             Description
             -----------             -----------

                16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission re: change in the Registrant's certifying accountant dated July 6, 1999.